BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	September 30, 2020
	As Previously Reported	Adjustments	As Adjusted
ASSETS
Investments in hotel properties, gross	$1,780,556	$—	$1,780,556
Accumulated depreciation	(343,877)	—	(343,877)
Investments in hotel properties, net	1,436,679	—	1,436,679
Cash and cash equivalents	88,227	—	88,227
Restricted cash	34,658	—	34,658
Accounts receivable, net of allowance of $196	17,335	—	17,335
Inventories	2,396	—	2,396
Prepaid expenses	4,298	—	4,298
Investment in OpenKey	1,787	—	1,787
Derivative assets	777	—	777
Other assets	14,356	—	14,356
Operating lease right-of-use assets	81,588	—	81,588
Intangible assets, net	4,735	—	4,735
Due from related parties, net	993	—	993
Due from third-party hotel managers	14,315	—	14,315
Total assets	$1,702,144	$—	$1,702,144

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,124,377	$8,610	$1,132,987
Accounts payable and accrued expenses	64,931	—	64,931
Dividends and distributions payable	3,208	—	3,208
Due to Ashford Inc., net	1,662	—	1,662
Due to third-party hotel managers	1,439	—	1,439
Operating lease liabilities	60,956	—	60,956
Other liabilities	17,314	—	17,314
Total liabilities	1,273,887	8,610	1,282,497

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 5,031,473 shares issued and outstanding at September 30, 2020	107,352	—	107,352
Redeemable noncontrolling interests in operating partnership	30,461	(748)	29,713
Equity:			—
Preferred stock, $0.01 value, 80,000,000 shares authorized:			—
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at September 30, 2020	16	—	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 36,599,843 shares issued and outstanding at September 30, 2020	365	—	365
Additional paid-in capital	533,641	—	533,641
Accumulated deficit	(231,184)	(6,629)	(237,813)
Total stockholders' equity of the Company	302,838	(6,629)	296,209
Noncontrolling interest in consolidated entities	(12,394)	(1,233)	(13,627)
Total equity	290,444	(7,862)	282,582
Total liabilities and equity	$1,702,144	$—	$1,702,144

	June 30, 2020
	As Previously Reported	Adjustments	As Adjusted
ASSETS
Investments in hotel properties, gross	$1,786,366	$—	$1,786,366
Accumulated depreciation	(338,186)	—	(338,186)
Investments in hotel properties, net	1,448,180	—	1,448,180
Cash and cash equivalents	102,568	—	102,568
Restricted cash	41,464	—	41,464
Accounts receivable, net of allowance of $187	7,747	—	7,747
Inventories	2,611	—	2,611
Prepaid expenses	5,338	—	5,338
Investment in OpenKey	1,845	—	1,845
Derivative assets	756	—	756
Other assets	14,971	—	14,971
Operating lease right-of-use assets	81,913	—	81,913
Intangible assets, net	4,830	—	4,830
Due from related parties, net	887	—	887
Due from third-party hotel managers	8,867	—	8,867
Total assets	$1,721,977	$—	$1,721,977

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,123,313	$4,614	$1,127,927
Accounts payable and accrued expenses	69,821	—	69,821
Dividends and distributions payable	3,208	—	3,208
Due to Ashford Inc., net	2,694	—	2,694
Due to third-party hotel managers	971	—	971
Operating lease liabilities	61,010	—	61,010
Other liabilities	19,410	—	19,410
Total liabilities	1,280,427	4,614	1,285,041

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 5,031,473 shares issued and outstanding at June 30, 2020	107,352	—	107,352
Redeemable noncontrolling interests in operating partnership	32,060	(471)	31,589
Equity:			—
Preferred stock, $0.01 value, 80,000,000 shares authorized:			—
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at June 30, 2020	16	—	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 33,528,000 shares issued and outstanding at June 30, 2020	335	—	335
Additional paid-in capital	525,846	—	525,846
Accumulated deficit	(212,431)	(4,143)	(216,574)
Total stockholders' equity of the Company	313,766	(4,143)	309,623
Noncontrolling interest in consolidated entities	(11,628)	—	(11,628)
Total equity	302,138	(4,143)	297,995
Total liabilities and equity	$1,721,977	$—	$1,721,977

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30, 2020
	As Previously Reported	Adjustments	As Adjusted
REVENUE
Rooms	$28,118	$—	$28,118
Food and beverage	8,537	—	8,537
Other	8,099	—	8,099
Total hotel revenue	44,754	—	44,754
Total revenue	44,754	—	44,754
EXPENSES
Hotel operating expenses:
Rooms	7,975	—	7,975
Food and beverage	7,994	—	7,994
Other expenses	20,516	—	20,516
Management fees	1,321	—	1,321
Total hotel operating expenses	37,806	—	37,806
Property taxes, insurance and other	6,929	—	6,929
Depreciation and amortization	18,507	—	18,507
Advisory services fee:
Base advisory fee	2,386	—	2,386
Reimbursable expenses	404	—	404
Non-cash stock/unit-based compensation	1,785	—	1,785
Corporate, general and administrative:
Non-cash stock/unit-based compensation	144	—	144
Other general and administrative	1,261	—	1,261
Total operating expenses	69,222	—	69,222
Gain (loss) on insurance settlement and disposition of assets	10,149	—	10,149
OPERATING INCOME (LOSS)	(14,319)	—	(14,319)
Equity in earnings (loss) of unconsolidated entity	(58)	—	(58)
Interest income	12	—	12
Other income (expense)	(3,604)	—	(3,604)
Interest expense	(4,174)	(3,996)	(8,170)
Amortization of loan costs	(689)	—	(689)
Write-off of loan costs and exit fees	(1,335)	—	(1,335)
Unrealized gain (loss) on derivatives	3,561	—	3,561
INCOME (LOSS) BEFORE INCOME TAXES	(20,606)	(3,996)	(24,602)
Income tax (expense) benefit	1,545	—	1,545
NET INCOME (LOSS)	(19,061)	(3,996)	(23,057)
(Income) loss attributable to noncontrolling interest in consolidated entities	766	1,233	1,999
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,102	279	2,381
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(16,193)	(2,484)	(18,677)
Preferred dividends	(2,554)	—	(2,554)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(18,747)	$(2,484)	$(21,231)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.55)	$(0.08)	$(0.63)
Weighted average common shares outstanding – basic	33,923	—	33,923
Diluted:
Net income (loss) attributable to common stockholders	$(0.55)	$(0.08)	$(0.63)
Weighted average common shares outstanding – diluted	33,923	—	33,923
Dividends declared per common share:	$—	$—	$—

	Nine Months Ended September 30, 2020
	As Previously Reported	Adjustments	As Adjusted
REVENUE
Rooms	$105,119	$—	$105,119
Food and beverage	39,417	—	39,417
Other	30,633	—	30,633
Total hotel revenue	175,169	—	175,169
Total revenue	175,169	—	175,169
EXPENSES
Hotel operating expenses:
Rooms	29,300	—	29,300
Food and beverage	35,544	—	35,544
Other expenses	75,585	—	75,585
Management fees	5,664	—	5,664
Total hotel operating expenses	146,093	—	146,093
Property taxes, insurance and other	21,833	—	21,833
Depreciation and amortization	55,398	—	55,398
Advisory services fee:
Base advisory fee	7,579	—	7,579
Reimbursable expenses	1,360	—	1,360
Non-cash stock/unit-based compensation	5,606	—	5,606
Corporate, general and administrative:
Non-cash stock/unit-based compensation	275	—	275
Other general and administrative	4,575	—	4,575
Total operating expenses	242,719	—	242,719
Gain (loss) on insurance settlement and disposition of assets	10,149	—	10,149
OPERATING INCOME (LOSS)	(57,401)	—	(57,401)
Equity in earnings (loss) of unconsolidated entity	(138)	—	(138)
Interest income	165	—	165
Other income (expense)	(3,806)	—	(3,806)
Interest expense	(26,850)	(8,610)	(35,460)
Amortization of loan costs	(2,707)	—	(2,707)
Write-off of loan costs and exit fees	(3,572)	—	(3,572)
Unrealized gain (loss) on derivatives	3,748	—	3,748
INCOME (LOSS) BEFORE INCOME TAXES	(90,561)	(8,610)	(99,171)
Income tax (expense) benefit	4,622	—	4,622
NET INCOME (LOSS)	(85,939)	(8,610)	(94,549)
(Income) loss attributable to noncontrolling interest in consolidated entities	3,742	1,233	4,975
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	9,284	752	10,036
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(72,913)	(6,625)	(79,538)
Preferred dividends	(7,664)	—	(7,664)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(80,577)	$(6,625)	$(87,202)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(2.43)	$(0.20)	$(2.63)
Weighted average common shares outstanding – basic	33,103	—	33,103
Diluted:
Net income (loss) attributable to common stockholders	$(2.43)	$(0.20)	$(2.63)
Weighted average common shares outstanding – diluted	33,103	—	33,103
Dividends declared per common share:	$—	$—	$—

	Three Months Ended June 30, 2020
	As Previously Reported	Adjustments	As Adjusted
REVENUE
Rooms	$6,533	$—	$6,533
Food and beverage	2,077	—	2,077
Other	4,285	—	4,285
Total hotel revenue	12,895	—	12,895
Total revenue	12,895	—	12,895
EXPENSES
Hotel operating expenses:
Rooms	3,445	—	3,445
Food and beverage	3,649	—	3,649
Other expenses	12,979	—	12,979
Management fees	466	—	466
Total hotel operating expenses	20,539	—	20,539
Property taxes, insurance and other	7,244	—	7,244
Depreciation and amortization	18,553	—	18,553
Advisory services fee:
Base advisory fee	2,572	—	2,572
Reimbursable expenses	412	—	412
Non-cash stock/unit-based compensation	1,917	—	1,917
Corporate, general and administrative:
Non-cash stock/unit-based compensation	96	—	96
Other general and administrative	1,417	—	1,417
Total operating expenses	52,750	—	52,750
OPERATING INCOME (LOSS)	(39,855)	—	(39,855)
Equity in earnings (loss) of unconsolidated entity	(40)	—	(40)
Interest income	24	—	24
Other income (expense)	(64)	—	(64)
Interest expense	(11,850)	(4,614)	(16,464)
Amortization of loan costs	(947)	—	(947)
Write-off of loan costs and exit fees	(2,237)	—	(2,237)
Unrealized gain (loss) on derivatives	(969)	—	(969)
INCOME (LOSS) BEFORE INCOME TAXES	(55,938)	(4,614)	(60,552)
Income tax (expense) benefit	4,447	—	4,447
NET INCOME (LOSS)	(51,491)	(4,614)	(56,105)
(Income) loss attributable to noncontrolling interest in consolidated entities	2,404	—	2,404
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	5,297	473	5,770
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(43,790)	(4,141)	(47,931)
Preferred dividends	(2,555)	—	(2,555)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(46,345)	$(4,141)	$(50,486)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(1.41)	$(0.12)	$(1.53)
Weighted average common shares outstanding – basic	32,907	—	32,907
Diluted:
Net income (loss) attributable to common stockholders	$(1.41)	$(0.12)	$(1.53)
Weighted average common shares outstanding – diluted	32,907	—	32,907
Dividends declared per common share:	$—	$—	$—

	Six Months Ended June 30, 2020
	As Previously Reported	Adjustments	As Adjusted
REVENUE
Rooms	$77,001	$—	$77,001
Food and beverage	30,880	—	30,880
Other	22,534	—	22,534
Total hotel revenue	130,415	—	130,415
Total revenue	130,415	—	130,415
EXPENSES
Hotel operating expenses:
Rooms	21,325	—	21,325
Food and beverage	27,550	—	27,550
Other expenses	55,069	—	55,069
Management fees	4,343	—	4,343
Total hotel operating expenses	108,287	—	108,287
Property taxes, insurance and other	14,904	—	14,904
Depreciation and amortization	36,891	—	36,891
Advisory services fee:
Base advisory fee	5,193	—	5,193
Reimbursable expenses	956	—	956
Non-cash stock/unit-based compensation	3,821	—	3,821
Corporate, general and administrative:
Non-cash stock/unit-based compensation	131	—	131
Other general and administrative	3,314	—	3,314
Total operating expenses	173,497	—	173,497
OPERATING INCOME (LOSS)	(43,082)	—	(43,082)
Equity in earnings (loss) of unconsolidated entity	(80)	—	(80)
Interest income	153	—	153
Other income (expense)	(202)	—	(202)
Interest expense	(22,676)	(4,614)	(27,290)
Amortization of loan costs	(2,018)	—	(2,018)
Write-off of loan costs and exit fees	(2,237)	—	(2,237)
Unrealized gain (loss) on derivatives	187	—	187
INCOME (LOSS) BEFORE INCOME TAXES	(69,955)	(4,614)	(74,569)
Income tax (expense) benefit	3,077	—	3,077
NET INCOME (LOSS)	(66,878)	(4,614)	(71,492)
(Income) loss attributable to noncontrolling interest in consolidated entities	2,976	—	2,976
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	7,182	473	7,655
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(56,720)	(4,141)	(60,861)
Preferred dividends	(5,110)	—	(5,110)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(61,830)	$(4,141)	$(65,971)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(1.89)	$(0.13)	$(2.02)
Weighted average common shares outstanding – basic	32,688	—	32,688
Diluted:
Net income (loss) attributable to common stockholders	$(1.89)	$(0.13)	$(2.02)
Weighted average common shares outstanding – diluted	32,688	—	32,688
Dividends declared per common share:	$—	$—	$—

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended September 30, 2020
	As Previously Reported	Adjustments	As Adjusted
Net income (loss)	$(19,061)	$(3,996)	$(23,057)
Interest expense and amortization of loan costs	4,863	3,996	8,859
Depreciation and amortization	18,507	—	18,507
Income tax expense (benefit)	(1,545)	—	(1,545)
Equity in (earnings) loss of unconsolidated entity	58	—	58
Company's portion of EBITDA of OpenKey	(56)	—	(56)
EBITDA	2,766	—	2,766
(Gain) loss on insurance settlement and disposition of assets	(10,149)	—	(10,149)
EBITDAre	(7,383)		(7,383)
Amortization of favorable (unfavorable) contract assets (liabilities)	207	—	207
Transaction and conversion costs	517	—	517
Other (income) expense	3,604	—	3,604
Write-off of loan costs and exit fees	1,335	—	1,335
Unrealized (gain) loss on derivatives	(3,561)	—	(3,561)
Non-cash stock/unit-based compensation	2,006	—	2,006
Legal, advisory and settlement costs	142	—	142
Company's portion of adjustments to EBITDAre of OpenKey	1	—	1
Adjusted EBITDAre	$(3,132)	$—	$(3,132)

	Nine Months Ended September 30, 2020
	As Previously Reported	Adjustments	As Adjusted
Net income (loss)	$(85,939)	$(8,610)	$(94,549)
Interest expense and amortization of loan costs	29,557	8,610	38,167
Depreciation and amortization	55,398	—	55,398
Income tax expense (benefit)	(4,622)	—	(4,622)
Equity in (earnings) loss of unconsolidated entity	138	—	138
Company's portion of EBITDA of OpenKey	(135)	—	(135)
EBITDA	(5,603)	—	(5,603)
(Gain) loss on insurance settlement and disposition of assets	(10,149)	—	(10,149)
EBITDAre	(15,752)	—	(15,752)
Amortization of favorable (unfavorable) contract assets (liabilities)	621	—	621
Transaction and conversion costs	1,128	—	1,128
Other (income) expense	3,806	—	3,806
Write-off of loan costs and exit fees	3,572	—	3,572
Unrealized (gain) loss on derivatives	(3,748)	—	(3,748)
Non-cash stock/unit-based compensation	6,039	—	6,039
Legal, advisory and settlement costs	1,168	—	1,168
Company's portion of adjustments to EBITDAre of OpenKey	6	—	6
Adjusted EBITDAre	$(3,160)	$—	$(3,160)

	Three Months Ended June 30, 2020
	As Previously Reported	Adjustments	As Adjusted
Net income (loss)	$(51,491)	$(4,614)	$(56,105)
Interest expense and amortization of loan costs	12,797	4,614	17,411
Depreciation and amortization	18,553	—	18,553
Income tax expense (benefit)	(4,447)	—	(4,447)
Equity in (earnings) loss of unconsolidated entity	40	—	40
Company's portion of EBITDA of OpenKey	(40)	—	(40)
EBITDA and EBITDAre	(24,588)	—	(24,588)
Amortization of favorable (unfavorable) contract assets (liabilities)	207	—	207
Transaction and conversion costs	120	—	120
Other (income) expense	64	—	64
Write-off of loan costs and exit fees	2,237	—	2,237
Unrealized (gain) loss on derivatives	969	—	969
Non-cash stock/unit-based compensation	2,048	—	2,048
Legal, advisory and settlement costs	413	—	413
Company's portion of adjustments to EBITDAre of OpenKey	2	—	2
Adjusted EBITDAre	$(18,528)	$—	$(18,528)

	Six Months Ended June 30, 2020
	As Previously Reported	Adjustments	As Adjusted
Net income (loss)	$(66,878)	$(4,614)	$(71,492)
Interest expense and amortization of loan costs	24,694	4,614	29,308
Depreciation and amortization	36,891	—	36,891
Income tax expense (benefit)	(3,077)	—	(3,077)
Equity in (earnings) loss of unconsolidated entity	80	—	80
Company's portion of EBITDA of OpenKey	(79)	—	(79)
EBITDA and EBITDAre	(8,369)	—	(8,369)
Amortization of favorable (unfavorable) contract assets (liabilities)	414	—	414
Transaction and conversion costs	611	—	611
Other (income) expense	202	—	202
Write-off of loan costs and exit fees	2,237	—	2,237
Unrealized (gain) loss on derivatives	(187)	—	(187)
Non-cash stock/unit-based compensation	4,033	—	4,033
Legal, advisory and settlement costs	1,026	—	1,026
Company's portion of adjustments to EBITDAre of OpenKey	5	—	5
Adjusted EBITDAre	$(28)	$—	$(28)

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30, 2020
	As Previously Reported	Adjustments	As Adjusted
Net income (loss)	$(19,061)	$(3,996)	$(23,057)
(Income) loss attributable to noncontrolling interest in consolidated entities	766	1,233	1,999
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,102	279	2,381
Preferred dividends	(2,554)	—	(2,554)
Net income (loss) attributable to common stockholders	(18,747)	(2,484)	(21,231)
Depreciation and amortization on real estate	17,791	—	17,791
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(2,102)	(279)	(2,381)
Equity in (earnings) loss of unconsolidated entity	58	—	58
(Gain) loss on insurance settlement and disposition of assets	(10,149)	—	(10,149)
Company's portion of FFO of OpenKey	(57)	—	(57)
FFO available to common stockholders and OP unitholders	(13,206)	(2,763)	(15,969)
Series B Cumulative Convertible Preferred Stock dividends	1,729	—	1,729
Transaction and conversion costs	517	—	517
Other (income) expense	3,604	—	3,604
Interest expense accretion on refundable membership club deposits	201	—	201
Write-off of loan costs and exit fees	1,335	—	1,335
Amortization of loan costs	670	—	670
Unrealized (gain) loss on derivatives	(3,561)	—	(3,561)
Non-cash stock/unit-based compensation	2,006	—	2,006
Legal, advisory and settlement costs	142	—	142
Company's portion of adjustments to FFO of OpenKey	1	—	1
Adjusted FFO available to common stockholders, OP unitholders and Series B Cumulative Convertible preferred stockholders on an "as converted" basis	$(6,562)	$(2,763)	$(9,325)
Adjusted FFO per diluted share available to common stockholders, OP unitholders and Series B Cumulative Convertible preferred stockholders on an "as converted" basis	$(0.15)	$(0.06)	$(0.21)
Weighted average diluted shares	44,793	—	44,793

	Nine Months Ended September 30, 2020
	As Previously Reported	Adjustments	As Adjusted
Net income (loss)	$(85,939)	$(8,610)	$(94,549)
(Income) loss attributable to noncontrolling interest in consolidated entities	3,742	1,233	4,975
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	9,284	752	10,036
Preferred dividends	(7,664)	—	(7,664)
Net income (loss) attributable to common stockholders	(80,577)	(6,625)	(87,202)
Depreciation and amortization on real estate	53,142	—	53,142
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(9,284)	(752)	(10,036)
Equity in (earnings) loss of unconsolidated entity	138	—	138
(Gain) loss on insurance settlement and disposition of assets	(10,149)	—	(10,149)
Company's portion of FFO of OpenKey	(137)	—	(137)
FFO available to common stockholders and OP unitholders	(46,867)	(7,377)	(54,244)
Series B Cumulative Convertible Preferred Stock dividends	5,189	—	5,189
Transaction and conversion costs	1,128	—	1,128
Other (income) expense	3,806	—	3,806
Interest expense accretion on refundable membership club deposits	616	—	616
Write-off of loan costs and exit fees	3,572	—	3,572
Amortization of loan costs	2,651	—	2,651
Unrealized (gain) loss on derivatives	(3,748)	—	(3,748)
Non-cash stock/unit-based compensation	6,039	—	6,039
Legal, advisory and settlement costs	1,168	—	1,168
Company's portion of adjustments to FFO of OpenKey	6	—	6
Adjusted FFO available to common stockholders, OP unitholders and Series B Cumulative Convertible preferred stockholders on an "as converted" basis	$(26,440)	$(7,377)	$(33,817)
Adjusted FFO per diluted share available to common stockholders, OP unitholders and Series B Cumulative Convertible preferred stockholders on an "as converted" basis	$(0.60)	$(0.17)	$(0.77)
Weighted average diluted shares	44,088	—	44,088

	Three Months Ended June 30, 2020
	As Previously Reported	Adjustments	As Adjusted
Net income (loss)	$(51,491)	$(4,614)	$(56,105)
(Income) loss attributable to noncontrolling interest in consolidated entities	2,404	—	2,404
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	5,297	473	5,770
Preferred dividends	(2,555)	—	(2,555)
Net income (loss) attributable to common stockholders	(46,345)	(4,141)	(50,486)
Depreciation and amortization on real estate	17,792	—	17,792
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(5,297)	(473)	(5,770)
Equity in (earnings) loss of unconsolidated entity	40	—	40
Company's portion of FFO of OpenKey	(40)	—	(40)
FFO available to common stockholders and OP unitholders	(33,850)	(4,614)	(38,464)
Series B Cumulative Convertible Preferred Stock dividends	1,730	—	1,730
Transaction and conversion costs	120	—	120
Other (income) expense	64	—	64
Interest expense accretion on refundable membership club deposits	202	—	202
Write-off of loan costs and exit fees	2,237	—	2,237
Amortization of loan costs	928	—	928
Unrealized (gain) loss on derivatives	969	—	969
Non-cash stock/unit-based compensation	2,048	—	2,048
Legal, advisory and settlement costs	413	—	413
Company's portion of adjustments to FFO of OpenKey	2	—	2
Adjusted FFO available to common stockholders, OP unitholders and Series B Cumulative Convertible preferred stockholders on an "as converted" basis	$(25,137)	$(4,614)	$(29,751)
Adjusted FFO per diluted share available to common stockholders, OP unitholders and Series B Cumulative Convertible preferred stockholders on an "as converted" basis	$(0.58)	$(0.10)	$(0.68)
Weighted average diluted shares	43,715	—	43,715

	Six Months Ended June 30, 2020
	As Previously Reported	Adjustments	As Adjusted
Net income (loss)	$(66,878)	$(4,614)	$(71,492)
(Income) loss attributable to noncontrolling interest in consolidated entities	2,976	—	2,976
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	7,182	473	7,655
Preferred dividends	(5,110)	—	(5,110)
Net income (loss) attributable to common stockholders	(61,830)	(4,141)	(65,971)
Depreciation and amortization on real estate	35,351	—	35,351
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(7,182)	(473)	(7,655)
Equity in (earnings) loss of unconsolidated entity	80	—	80
Company's portion of FFO of OpenKey	(80)	—	(80)
FFO available to common stockholders and OP unitholders	(33,661)	(4,614)	(38,275)
Series B Cumulative Convertible Preferred Stock dividends	3,460	—	3,460
Transaction and conversion costs	611	—	611
Other (income) expense	202	—	202
Interest expense accretion on refundable membership club deposits	415	—	415
Write-off of loan costs and exit fees	2,237	—	2,237
Amortization of loan costs	1,981	—	1,981
Unrealized (gain) loss on derivatives	(187)	—	(187)
Non-cash stock/unit-based compensation	4,033	—	4,033
Legal, advisory and settlement costs	1,026	—	1,026
Company's portion of adjustments to FFO of OpenKey	5	—	5
Adjusted FFO available to common stockholders, OP unitholders and Series B Cumulative Convertible preferred stockholders on an "as converted" basis	$(19,878)	$(4,614)	$(24,492)
Adjusted FFO per diluted share available to common stockholders, OP unitholders and Series B Cumulative Convertible preferred stockholders on an "as converted" basis	$(0.45)	$(0.11)	$(0.56)
Weighted average diluted shares	43,731	—	43,731